QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2006 (March 6, 2006)

Janus Capital Group Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-15253 (Commission file number)	43-1804048 (IRS Employer Identification Number)
151 DETROIT STREET DENVER, COLORADO 80206 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code
 (303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

        On March 6, 2006, Janus Capital Group Inc.'s ("Company") Board of Directors ("Board") approved amendments to Article III, Section 1 of the Company's bylaws to change the voting standard for the election of directors from plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast.

        In addition, if a nominee who already serves as a director is not elected, the director shall offer to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board's decision.

        The Board approved additional minor amendments to the Company's bylaws reflecting the Company's current officer structure. The Amended and Restated Bylaws are effective as of March 6, 2006, and are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events of Importance to Security Holders

        On March 6, 2006, the Board authorized the expenditure of up to $500 million to repurchase shares of the Company's common stock on the open market and through block sales and private transactions. This new stock repurchase program will take effect when the current program is completed or expires at the end of 2006. The new stock repurchase program has no deadline for completing any repurchases.

        The Company's press release announcing the bylaw amendments and stock repurchase program is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

        The following exhibits are filed as part of this Report:

  3.1
  Janus Capital Group Inc. Amended and Restated Bylaws, effective March 6, 2006

  99.1
  Janus Capital Group Inc. press release, dated March 7, 2006, announcing the Company's adoption of a new $500 million stock repurchase program and amendments to its Bylaws

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS CAPITAL GROUP INC.
Date: March 7, 2006	By:	/s/ DAVID R. MARTIN Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Document
3.1	Janus Capital Group Inc. Amended and Restated Bylaws, effective March 6, 2006
99.1	Janus Capital Group Inc. press release, dated March 7, 2006, announcing the Company's adoption of a new $500 million stock repurchase program and amendments to its Bylaws

QuickLinks

  Item 5.03 Amendments to Articles of Incorporation or Bylaws
  Item 8.01 Other Events of Importance to Security Holders
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX